Exhibit 10.1
                               AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT


                                        August 8, 2000


All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders and the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  Borrower has requested that Lenders agree to amend the Loan Agreement in order to extend the Initial Term thereof until November 3, 2001. Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, as follows:

                  (a) SECTION 2.8. Section 2.8 of the Loan Agreement is hereby amended by deleting therefrom the date "May 3, 2001" and inserting in its place the date "November 3, 2001".

                  (b) SCOPE. This Amendment No. 5 to Loan and Security Agreement shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 5 to Loan and Security Agreement shall be effective retroactive to June 30, 2000 immediately upon the execution hereof by each Lender, the acceptance hereof by each Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before August 8, 2000.

                                   Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK,
                                         as Administrative Agent and a Lender
                                       Pro Rata Share:  25%


                                       By:  /s/ WILLIAM J. KANE
                                            ------------------------------------
                                       Its: Vice President
                                            ------------------------------------


                                       AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO,
                                         as Collateral Agent and a Lender
                                       Pro Rata Share:  25%


                                       By:  /s/ M. MARTHA GASKIN
                                            ------------------------------------
                                       Its: Vice President
                                            ------------------------------------


                                       FLEET BUSINESS CREDIT CORPORATION,
                                         formerly known as SANWA BUSINESS
                                         CREDIT CORPORATION,  as a Lender
                                       Pro Rata Share:  12.5%


                                       By:  /s/ JACK MYERS
                                            ------------------------------------
                                       Its: Senior Vice President
                                            ------------------------------------


                                       FIRSTAR BANK N.A.,
                                         formerly known as MERCANTILE BUSINESS
                                         CREDIT, INC.,
                                         as a Lender
                                       Pro Rata Share:  12.5%


                                       By:  /s/ LISA M. RILEY
                                            ------------------------------------
                                       Its: Vice President
                                            ------------------------------------

                                       GMAC COMMERCIAL CREDIT LLC,
                                         formerly known as THE BANK OF NEW
                                         YORK COMMERCIAL CORPORATION, as a
                                         Lender
                                       Pro Rata Share:  12.5%


                                       By:  /s/  FRANK IMPERATO
                                            ------------------------------------
                                       Its: SVP
                                            ------------------------------------


                                       BANK OF AMERICA, N.A.,
                                         formerly known as NATIONSBANK, N.A.
                                         successor by merger to
                                         NATIONSBANK OF TEXAS, N.A.,
                                         as a Lender
                                       Pro Rata Share:  12.5%


                                       By:  /s/ GAYE L. STATHIS
                                            ------------------------------------
                                       Its: Vice President
                                            ------------------------------------

Acknowledged and agreed to as of
this 8th day of August, 2000.

ALL AMERICAN
  SEMICONDUCTOR, INC.


By:  /s/ BRUCE M. GOLDBERG
     -------------------------------------
Its: President and Chief Executive Officer
     -------------------------------------

                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 5 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                      Dated:  August 8, 2000

                                      Each of the Subsidiaries of All American
                                        Semiconductor, Inc. listed on Exhibit A
                                        attached hereto


                                      By: /s/ BRUCE M. GOLDBERG
                                          -------------------------------------
                                      Its: President and Chief Executive Officer
                                          -------------------------------------

                                   "Exhibit A"

                                  SUBSIDIARIES

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor-Northern California, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.